UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): April 4, 2024

Reliance Global Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-40020	46-3390293
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701

(Address of principal executive offices)

(732) 380-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.086 par value per share	RELI	The Nasdaq Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On April 4, 2024, Mazars USA LLP (“Mazars”) advised Reliance Global Group, Inc. (the “Company”) that Mazars will cease to act as the Company’s independent registered public accounting firm, effective with the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Mazars is entering into a transaction with FORVIS, LLP such that by June 2024, Mazars will no longer be providing accounting and auditing services, and effective June 1, 2024, FORVIS, LLP will rebrand as Forvis Mazars, LLP. The Company is in discussions with several national audit firms and intends to engage a new independent registered public accounting firm in the near future.

Mazars’ reports on the Company’s financial statements for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company’s fiscal years ended December 31, 2023 and 2022 and through April 4, 2024, there have been no disagreements with Mazars on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Mazars’ satisfaction, would have caused Mazars to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

For the fiscal years ended December 31, 2023 and 2022 and through April 4, 2024, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Mazars with a copy of the disclosure contained herein, prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested that Mazars furnish the Company a letter addressed to the Commission stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. Mazars’ letter to the Commission is attached hereto as Exhibit 16.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter, dated April 10, 2024, from Mazars USA LLP addressed to the Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reliance Global Group, Inc.

Dated: April 10, 2024	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer